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                                                                   EXHIBIT 23.02

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement or our report dated April 25, 1994 included in Adaptec, Inc.'s Form 10-K for the year ended March 31, 1996.

/s/ ARTHUR ANDERSEN LLP

San Jose, California
September 13, 1996